SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14 (a)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Filed by the Registrant                     [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for  Use  of  the Commission  Only (as permitted by Rule
          14a-6 (e) (2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12


                            REINHOLD INDUSTRIES, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                     N/A
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rule 14a-6 (i) (1) and 0-11.
       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ]    Check box  if  any  part  of  the fee is offset as  provided  by Exchange
          Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.
       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration No.:
       (3) Filing Party:
       (4) Date Filed:

                            REINHOLD INDUSTRIES, INC.

                            12827 E. Imperial Highway

                           Santa Fe Springs, CA 90670

                                                   March 27, 2000



DEAR STOCKHOLDERS:

     The Directors and Officers of Reinhold Industries, Inc., cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held on Wednesday, May 10, 2000 at 10:00 A.M., Pacific Time. The meeting will be held at the office of the Corporation at 12827 E. Imperial Highway, Santa Fe Springs, CA 90670. Notice of the Annual Meeting and Proxy Statement are enclosed.

You are urged to mark, sign, date and mail the enclosed proxy immediately. By mailing your proxy now you will not be precluded from attending the meeting. Your proxy is revocable. In the event you find it convenient to attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

For your information, enclosed is the 1999 Annual Report of Reinhold Industries, Inc.

                                           Very truly yours,

                                           /s/Ralph R. Whitney, Jr.
                                           RALPH R. WHITNEY, JR.,
                                           Chairman of the Board

                            REINHOLD INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          Santa Fe Springs, California

                                 March 27, 2000

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Reinhold Industries, Inc., a Delaware corporation("Reinhold" or the "Company") will be held at the offices of Reinhold Industries, Inc. 12827 East Imperial Highway, Santa Fe Springs, California on Wednesday, May 10, 2000 at 10:00 A.M., local time, for the following purposes:

         (1) To elect three members of the Board of Directors for Class A Common Stockholders; and

         (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on March 17, 2000 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                By order of the Board of Directors,

                                /s/Brett R. Meinsen
                                BRETT R. MEINSEN
                                Secretary

THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND IMMEDIATE RETURN OF THE ACCOMPANYING PROXY. PLEASE DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                            REINHOLD INDUSTRIES, INC.

                             12827 EAST IMPERIAL HWY

                       SANTA FE SPRINGS, CALIFORNIA 90670

                         ANNUAL MEETING OF STOCKHOLDERS

                           to be held on May 10, 2000

                                                                  March 27, 2000


                                 PROXY STATEMENT

                                  INTRODUCTION

         The Annual Meeting of Stockholders of Reinhold Industries, Inc. ("Reinhold" or the "Company") will be held on May 10, 2000 at the offices of Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs,
California, at 10:00 A.M., for the purposes set forth in the accompanying notice. This statement is furnished in connection with the solicitation by Reinhold's Board of Directors (the "Board") of proxies to be voted at such meeting and at any and all adjournments thereof. Proxies properly executed, duly returned and not revoked will be voted at the Annual Meeting (including adjournments) in accordance with the specifications therein. If a stockholder does not specify on the proxy card how the shares are to be voted, they will be voted FOR the election of Reinhold's nominee for Director.

         If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company, before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California 90670, Attention: Secretary, or hand-delivered to the Secretary of the Company, in each case at or before the taking of the vote at the Annual Meeting.

         At the Annual Meeting, holders of Reinhold Class A Common Stock shall each have one vote per share.

This proxy statement and accompanying form of proxy are first being sent to stockholders on or about April 3, 2000.

                             PLAN OF REORGANIZATION

         On July 31, 1996 (the "Effective Date"), Keene Corporation ("Keene") consummated its plan of reorganization under the Bankruptcy Code (the "Plan") and emerged from bankruptcy. On the Effective Date, Reinhold was merged into and with Keene, with Keene becoming the surviving corporation. Pursuant to the merger, all of the issued and outstanding capital stock of Reinhold was canceled. Keene, as the surviving corporation of the merger, was renamed Reinhold. On the Effective Date, Reinhold issued 1,998,956 shares of Common Stock, of which 1,020,000 shares of Class B Common Stock were issued to the Trustees of a Creditors' Trust (the "Keene Creditors' Trust") set up to administer Keene's asbestos claims. The remaining 978,956 shares of Class A Common Stock were issued to Keene's former stockholders as of record date, June 30, 1996. All of Keene's previous outstanding Common Stock was canceled.

The Certificate of Incorporation adopted pursuant to the reorganization contains certain restrictions on the transfer of the Class A Common Stock and Class B Common Stock for a period of twenty-five months after the effective date of the reorganization, which period has now expired. The Certificate of Incorporation also provides for the automatic conversion of Class B Common Stock into Class A Common Stock upon the occurrence of certain events, including the sale or transfer of the Class B Common Stock by the Trust.

                          SALE OF CLASS B COMMON STOCK

On May 21, 1999, the Keene Creditors' Trust (the "Trust") sold 997,475 shares of its Class B Common Stock representing approximately 49.9% of the outstanding common stock of the Company. The purchasers were Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II LLC, MassMutual Corporate Value Partners Limited, Ralph R. Whitney, Jr., Glenn Scolnik, Forrest E. Crisman, Jr., Andrew McNally, IV and Ward S. McNally (collectively, the "Purchasers"). Messrs. Whitney, Scolnik, Crisman, A. McNally and W. McNally are directors and/or officers of Hammond, Kennedy, Whitney & Company ("HKW"), a private equity firm. The purchasers also agreed to pay the Trust, on a pro rata basis, a stock price deficiency payment, on the third anniversary of the purchase, in an amount by which the market value of the Class A Common Stock retained by the Trust, on a per share basis, is less than a predetermined value. The Company has agreed to reimburse the purchasers for any such payments they make to the Trust. The Company believes any such payment will be immaterial to the results of operations.

The Company has also agreed that until Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II LLC and MassMutual Corporate Value Partners collectively own less than five percent of the outstanding voting stock of the Company, the Company will recommend one person designated by Massachusetts Mutual Life Insurance Company to be included in the slate of nominees recommended by the Board of Directors of the Company for election by stockholders at the Company's annual meeting of the stockholders. Massachusetts Mutual Life Insurance Company has chosen not to exercise this right for the 2000 Annual Meeting.

The Stock Purchase Agreement provided that it was a condition to the closing of the sale of the shares that Lawrence H. Diamond and Robert B. Steinberg, the members of the Board of Directors elected by the Trust (as the sole holder of Class B Common Stock), resign as directors. Messrs. Diamond and Steinberg resigned as directors on May 21, 1999. On June 3, 1999, Ralph R. Whitney, Jr. and Andrew McNally, IV were appointed by the remaining director, Michael T. Furry, as successor directors. The Board of Directors of the Company now consists of: Michael T. Furry, Ralph R. Whitney, Jr., and Andrew McNally, IV.

Pursuant to Reinhold's Certificate of Incorporation, upon consummation of the sale of the Trust's shares, (i) all of the outstanding shares of Class B Common Stock automatically converted into shares of Class A Common Stock, (ii) the number of authorized shares of Class A Common Stock automatically increased by the number of shares of Class B Common Stock so converted, and (iii) the number of authorized shares of Class B Common Stock decreased by the number of shares so converted. Accordingly, between May 22, 1999 and November 18, 1999, the Certificate of Incorporation authorized 2,500,000 shares of capital stock, all consisting of Class A Common Stock. On October 20, 1999, a Special Meeting of
Stockholders was held to act upon a proposal to 1) increase the number of authorized Class A Common Stock from 2,500,000 shares to 45,000,000 shares, 2) authorize a class of Preferred Stock consisting of 5,000,000 authorized shares, and 3) make various changes to the Company's Amended and Restated By-Laws. All proposals were approved at that meeting, with changes being effective as of November 19, 1999.

Required Quorum; Required Vote

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Class A Common Stock. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld. Proxies that reflect abstentions will be treated as voted for purposes of determining the approval of the proposal and will have the same effect as a vote against the proposal.

         In the election of directors, the directors elected by the holders of Class A Common Stock must be elected by a plurality of the shares of Class A Common Stock voting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At the Annual Meeting, the holders of Class A Common Stock, voting as a class, shall elect three (3) Directors of the Company to serve until the next Annual Meeting to be held in 2001 and until their successors are elected and qualified. The Board is soliciting proxies to vote FOR its nominees, Ralph R. Whitney, Jr., Andrew McNally, IV, and Michael T. Furry, as Directors of Reinhold. Only holders of Class A Common Stock shall vote for the Class A nominees.

         All proxies will be voted in accordance with the stated instructions. Unless the stockholder otherwise specifies therein, the accompanying proxy will be voted (i) FOR the election of the nominees identified above, and (ii) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the meeting. The Board of Directors does not know of any such other matter or business. If the nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. The Board currently has no reason to believe that these nominees will be unwilling or unable to serve as directors, if elected.

                         NOMINEES FOR CLASS A DIRECTORS

Ralph R. Whitney, Jr.

         Mr. Whitney, age 65, became a Director of Reinhold on June 3, 1999 and is currently Chairman of the Board. He is also a member of the Audit and Compensation Committees. Mr. Whitney has been a principal of Hammond, Kennedy, Whitney & Company, a New York, New York private equity firm, since 1971 and is currently Chairman of the Board of that firm. Mr. Whitney is also a director of Control Devices, Inc., Excel Industries, Inc., Baldwin Technology Company, Inc., Adage, Inc., IFR Systems, Inc., and Selas Corp. of America.

Andrew McNally, IV

         Mr. McNally, age 60, became a Director of Reinhold on June 3, 1999. He is als a member of the Audit and Compensation Committees. Mr. McNally is currently Managing Director of Hammond, Kennedy, Whitney & Company and has held that position since 1998. He is the former Chairman and Chief Executive Officer and current Director of Rand McNally & Company (printing, publishing and map making). Mr. McNally is also a current Director of Hubbell Incorporated, Mercury Finance Company, Borg-Warner Securities Corporation and Morgan Stanley Funds.

Michael T. Furry

         Mr. Furry, age 62, is President and Chief Executive Officer of Reinhold. Mr. Furry has served as President of Reinhold since June 1986 and became President of the Reorganized Company on the Effective Date. Mr. Furry had been a Director of Keene since April 1990. From April 1976 to June 1986, Mr. Furry was Vice President and General Manager of the composites division of Reynolds & Taylor, Inc. Mr. Furry is a member of the Audit committee.


Other Executive Officer

Brett R. Meinsen

         Mr. Meinsen, age 40, became Vice President - Finance and Administration, Secretary and Treasurer of Reinhold in June 1997. Prior to coming to Reinhold, Mr. Meinsen worked from 1986 until January 1997 as the Director of Finance and Administration, Manager of Financial Analysis, and a senior financial analyst at Philips Medical Systems.

Compensation of Directors

         During 1999, the Board of Directors of Reinhold met five times for regular meetings and there were four special meetings. Each non-employee director received $1,000.00 for each regular or special meeting of the Board he attended and will receive $1,000.00 for each such regular meeting in 2000. In addition, each non-employee director also receives annual compensation of $12,000.00 per year, paid quarterly, as a retainer for being a director.

         Reinhold has standing Audit and Compensation Committees of the Board. The Audit Committee and the Compensation Committee met twice. The non-employee directors who are members of the Audit and Compensation Committees receive $1,000.00 for each meeting attended on a day during which the Board did not meet for a regular meeting and will receive $1,000.00 for each such meeting in 2000.

         The Audit Committee reviews and recommends to the Board the engagement of the independent auditors of the Company, reviews with the auditors their work and fees, and reviews accounting policies and practices and internal accounting controls of the Company.

         The Compensation Committee reviews and recommends to the Board the compensation proposed to be paid to officers and key employees of Reinhold, including base salaries, stock options and management incentive compensation.

         The Board does not have a Nominating Committee and as a whole performs the functions normally performed by a Nominating Committee.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Number of Shares Outstanding, Record Date and List of Stockholders

         Only stockholders of record at the close of business on March 17, 2000 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such date there were 1,998,956 shares of Reinhold Class A Common Stock outstanding. A stockholder list will be available for examination by stockholders at the Annual Meeting.

Common Stock Ownership of Certain Beneficial Owners

         The following table sets forth information regarding the beneficial ownership of Reinhold Class A Common Stock by the only persons known by Reinhold to be beneficial owners of 5% or more of Reinhold's issued and outstanding Common Stock as of March 3, 2000.


                                               Amount and Nature of      Percentage of Issued
Name and Address of                         Beneficial Ownership of           and Outstanding
Beneficial Owner                              Reinhold Common Stock              Common Stock
------------------------------------- ------------------------------ -------------------------

Massachusetts Mutual Life                         748,106(1)                  37.4%
Insurance Company
1295 State Street
Springfield, MA  01111


MassMutual High Yield                             314,204                     15.7%
Partners II, LLC
1295 State Street
Springfield, MA  01111


MassMutual Corporate Value                        119,697                      6.0%
Partners Limited
1295 State Street
Springfield, MA  01111



(1) Includes 314,204 shares owned by MassMutual High Yield Partners II LLC and 119,697 shares owned by MassMutual Corporate Value Partners Limited, as to which Massachusetts Mutual Life Insurance Company shares voting and dispositive power but disclaims beneficial ownership.

Common Stock Ownership of Management

         The following table presents information regarding beneficial ownership of Reinhold Common Stock by each member of the Board of Directors, and by all current directors and officers of Reinhold as a group, as of March 3, 2000.


                                                                                    Percentage of Issued and
                                                  Amount and Nature of Beneficial                Outstanding
Name and Address of                                  Ownership of Reinhold Common   Common Stock on March 3,
Beneficial Owner                                                            Stock                   2000 (1)
----------------------------------------------- ---------------------------------- --------------------------

Ralph R. Whitney, Jr.                                         45,476                         2.3%
230 Park Avenue, Suite 1616
New York, NY  10169


----------------------------------------------- ---------------------------------- --------------------------
Andrew McNally, IV                                            61,336(2)                      3.1%
230 Park Avenue, Suite 1616
New York, NY  10169


----------------------------------------------- ---------------------------------- --------------------------
Michael T. Furry                                              11,115                           *
12827 E. Imperial Hwy.
Santa Fe Springs, CA. 90670

----------------------------------------------- ---------------------------------- --------------------------
Brett R. Meinsen                                               1,000                           *
12827 E. Imperial Hwy.
Santa Fe Springs, CA. 90670

=============================================== ================================== ==========================
All  directors  and  officers of Reinhold as a               118,927                         6.0%
group (4 persons)



*The percentage of shares owned does not exceed 1% of the issued and outstanding Common Stock.

(1) For the purposes of this table, the issued and outstanding Common Stock of Reinhold has been calculated for each individual on the basis of all shares of Common Stock issued and outstanding (excluding treasury shares) on March 3, 2000.

(2) Includes 46,737 shares owned by Andrew Management IV, L.P. of which Mr. McNally is the general partner and has sole voting and investment power.


Section 16(a) Beneficial Ownership Reporting Compliance

         Based solely on its review of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1999, the Company's officers, directors and 10% shareholders satisfied all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                           COMPENSATION OF MANAGEMENT

         The following table sets forth a summary of the compensation paid to the Chief Executive Officer and Vice President, Finance and Administration of the Company for services rendered in all capacities to the Company for the fiscal years ended December 31, 1999, 1998 and 1997. No executive officers of the Company other than those listed above were paid annual salary (together with any bonus) in excess of $100,000 in such fiscal years for services rendered to the Company.

Summary Compensation Table


                                                                                                   Long-Term
                                                     Annual Compensation                        Compensation
                                ----------------------------------------------------------- -----------------
                                                                                                  Securities
                                 Fiscal                      Management       Other Annual        Underlying        All Other
  Name and Principal Position      Year        Salary         Incentive       Compensation      Options/SARS     Compensation
------------------------------- -------- ------------- ----------------- ------------------ ----------------- -----------------

              Michael T. Furry     1999      $236,000          $171,200                  -           100,000           $15,000
 President and Chief Executive
                   Officer (1)
                                   1998       225,000            48,000                  -                 -                 -


                                   1997       225,000            47,800                  -                 -                 -
-------------------------------------------------------------------------------------------------------------------------------
              Brett R. Meinsen     1999      $105,000           $72,760                  -             8,000           $10,000
   Vice President, Finance and
            Administration (2)
                                   1998       100,000            20,860                  -                 -                 -


                                   1997        50,385            12,000                  -                 -                 -
-------------------------------------------------------------------------------------------------------------------------------


(1)      Mr. Furry became President and Chief Executive Officer of the Company as of the Effective Date.

(2)      Mr. Meinsen became Vice President - Finance and Administration on June 30, 1997.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year End Options

         The following table sets forth the number of options exercised and redeemed and the realized value upon exercise and redemption by the named executive officers during the fiscal year ended December 31, 1999 and the value of outstanding options held by each executive officer as of December 31, 1999.


                                                                 No. of Securities Underlying             Value of Unexercised
                                                                Unexercised Options at Fiscal   In-The-Money Options at Fiscal
                              No. Shares Acquired  Value                             Year-End                         Year-end
                      Name            on Exercise    Realized     Exercisable / Unexercisable      Exercisable / Unexercisable
--------------------------- ---------------------- ----------- ----------------- ------------- --------------- ----------------

          Michael T. Furry                    N/A         N/A                 0       100,000              $0         $200,000
--------------------------- ---------------------- ----------- ----------------- ------------- --------------- ----------------
          Brett R. Meinsen                    N/A         N/A                 0         8,000              $0          $16,000
--------------------------- ---------------------- ----------- ----------------- ------------- --------------- ----------------



Employment Agreement

         An employment agreement with Michael T. Furry, as the Company's President and Chief Executive Officer, was entered into on July 31, 1996 and provides for employment by the Company for a period of five years commencing on the Effective Date. The employment agreement was amended as of October 30, 1998 to provide for a base salary of $236,000 per year, and a 5% increase on October 30, 2000 and on every second year following the year 2000 during the term of the employment agreement. The employment agreement provides for participation in the Management Incentive Compensation Plan, Reinhold Industries, Inc. Retirement Plan, and Reinhold Stock Incentive Plan. It also provides Mr. Furry with life insurance with a face value of $200,000.

Management Incentive Compensation Plan

         As a  result  of the  Plan  of  Reorganization,  Reinhold  adopted  the
Management Incentive Compensation Plan for the Reinhold staff, under which awards may be made to officers and other key salaried employees of Reinhold. Pools of award money are developed in accordance with the earnings of Reinhold and will be limited to 15% of Reinhold's pre-tax earnings each year. Distribution of awards to eligible employees will be dependent upon the individual employee's achievement during a fiscal year, as measured against predetermined specific objectives for that employee in such fiscal year. Payments will be made in January of each year with respect to the previous year's award.

Retirement Plan

         Reinhold presently maintains a non-contributory retirement plan (the "Retirement Plan") in which all salaried employees and certain hourly employees participate. The Retirement Plan provides an annual normal retirement benefit at or after age 65 for a participant equal to the greater of (a) the participants' accrued benefit as of December 31, 1988, based on the plan in effect at that time; (b) the product of (x) the sum of 1.3% of the participant's annual average compensation for the five highest consecutive years of employment during the most recent ten calendar years of employment and 0.65% of such compensation in excess of the average of the "Social Security Taxable Wage Base" in each year during the 35-year period prior to the participant's retirement age under the social security law multiplied by (y) his years of service credit (to a maximum of 25) in the Retirement Plan; or (c) the accrued benefit as of December 31, 1993, plus a benefit based on (b) above and service after December 31, 1993, with total service not in excess of 25 years. Certain maximum benefit limitations are incorporated in the Retirement Plan. The Retirement Plan permits a participant who has attained age 55 and completed 10 years of service to elect to receive an actuarially reduced early retirement benefit and provides for payment of benefits if certain participants become permanently disabled. A participant's accrued pension benefit becomes 100% vested on the date on which the participant completes five years of service. Death benefits are payable to the surviving spouse of a fully or partially vested participant who dies before payment of benefits has commenced.

         The following table presents information regarding estimated annual benefits payable upon normal retirement classified by remuneration and years of service under the Reinhold Industries, Inc. Retirement Plan in which all salaried employees and certain hourly employees participate:


  Average Compensation at
               Retirement                                    Years of Service at Retirement
-------------------------- ----------------------------------------------------------------------------------------------------
                                  5                 10                   15                   20               25 or more
-------------------------- ---------------- -------------------- -------------------- -------------------- --------------------

      $50,000                       $3,801               $7,601              $11,402              $15,202              $19,003

       75,000                        6,238               12,476               18,714               24,952               31,190

      100,000                        8,676               17,351               26,027               34,702               43,378

      150,000                       13,551               27,101               40,652               54,202               67,753

      160,000 or more (1)           14,526               29,051               43,577               58,102               72,628


(1) In accordance with Internal Revenue Service Regulations, the maximum allowable compensation permitted in computing a benefit under the Retirement Plan is $160,000 for 1999. However, employees will receive the greater of the benefit outlined above or the accrued benefit as of December 31, 1993, which was based on compensation in excess of $160,000 plus a benefit based on service after December 31, 1993 and the final average compensation based on the $160,000 limit.

         Remuneration covered by the Retirement Plan in a particular year includes that year's base salary, overtime pay and commissions but excludes compensation received in that year under the Management Incentive Compensation Plan in excess of 50% of the participant's annual basic pay rate as of the December 31 of the preceding calendar year. The 1999 remuneration covered by the Retirement Plan for each participant therefore includes management incentive compensation (up to such 50% ceiling) paid during 1999 in respect of 1998 awards.

         For each of the following persons, the credited years of service under the Retirement Plan, as of December 31, 1999, and the remuneration received during 1999 covered by the Retirement Plan, were, respectively, as follows: Mr. Furry, 14 years and $160,000; Mr. Meinsen 3 years and $111,727.

Stock Incentive Plan

General Description

         As of the Effective Date, the Company established the Reinhold Stock Incentive Plan for key employees. The Reinhold Stock Incentive Plan permits the grant of stock options, stock appreciation rights and restricted stock. The total number of shares of stock subject to issuance under the Reinhold Stock Incentive Plan may not exceed 100,000. The maximum number of shares of stock with respect to which options or stock appreciation rights may be granted to any eligible employee during the term of the Reinhold Stock Incentive Plan may not exceed 10,000. The shares to be delivered under the Reinhold Stock Incentive Plan may consist of authorized but unissued stock or treasury stock, not reserved for any other purpose.

         The exercise price of the options is established at the discretion of a Committee of the Board of Directors (the "Committee"), provided that it may not be less than the estimated fair value at the time of grant. The Reinhold Stock Incentive Plan provides that the options are exercisable based on vesting schedules, provided that in no event shall such options vest more rapidly than 33 1/3 % annually. The options expire no later than ten years from the date of grant.

         The Committee, in its discretion, in connection with grant of an option, may grant to the optionee Stock Appreciation Rights (SARs). A SAR will entitle the holder of the related option, upon exercise of the Stock Appreciation Right, to surrender such option, and receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of stock on the date of exercise of such SAR over the purchase price of a share of stock under the related option, by (ii) the number of shares as to which the SARs has been exercised.

         The Committee may grant shares of restricted stock to eligible employees and in such amounts as it shall determine in its sole discretion.

         On June 3, 1999, the Compensation Committee of the Board of Directors granted 73,000 stock options to key employees at an option price of $8.25 per share, the prevailing market rate on that date. The options shall not be exercisable in whole or in part until three years after the grant date and are exercisable up to ten years from the grant date.

On June 3, 1999, the Board of Directors approved and adopted the Reinhold Industries, Inc. Stock Option Agreement by and between the Company and Michael
T. Furry, granting Mr. Furry the option, effective June 3, 1999, to acquire up to 90,000 shares of Class A common stock of the Company at fair market value at that date ($8.25 per share). Terms of the Agreement are equivalent to those in the Reinhold Stock Incentive Plan.

Grants to Employees Under the Reinhold Stock Incentive Plan

         Stock Options. The Compensation Committee can grant employees stock options at an option exercise price not less than the fair market value of a share on the date of grant. To exercise an option, an employee would pay the option price in cash, or if permitted by the Committee, by delivering shares of Reinhold Class A Common Stock already owned by the employee that have a fair market value equal to the option price.

         The term of each option is fixed by the Committee provided that no option may be exercisable for more than 10 years after the date on which it becomes exercisable. The Committee will determine the time or times at which each option granted to an employee may be exercised as well as other terms and conditions applicable to the option. Such options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

         Stock Appreciation Rights. A SAR will entitle the holder of the related option, upon exercise of the Stock Appreciation Right, to surrender such option, and receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of stock on the date of exercise of such SAR over the purchase price of a share of stock under the related option, by (ii) the number of shares as to which the SARs has been exercised.

         A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related option is exercisable, and will not be transferable except to the extent that such related option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the fair market value of a share of stock on the date of exercise exceeds the purchase price of a share of stock specified in the related option.

         Upon the exercise of a Stock Appreciation Right, the related option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of stock as to which the option is exercised or surrendered.

         Restricted Stock. The Committee, at any time and from time to time, may grant shares of Restricted Stock under the Reinhold Stock Incentive Plan to such Eligible Employees and in such amounts as it shall determine in its sole discretion. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Committee may determine in its discretion. Restrictions upon shares of
Restricted Stock shall lapse at such time or times and on such terms and conditions as the Committee may determine; provided, however, that in no event shall such restrictions on vesting lapse at a rate more rapidly, on an annual basis, than 33 1/3% of the number of shares such Restricted Stock subject to such grant beginning on the first anniversary date following the grant of such Restricted Stock.

         Termination of Employment. Unless otherwise determined by the Committee, in the event of termination of employment by reason of retirement, long term disability or death, any option may thereafter be exercised in full for a period of three years (or such shorter period as the Committee shall determine at grant), subject in each case to the stated term of the option. In the event of termination of employment for any reason other than retirement, disability or death, unless otherwise determined by the Committee, any outstanding options held by the terminated employee will be canceled. The Committee may permit an employee whose employment terminates for any such other reason up to three years following termination to exercise an option.

         Change in Control Provisions. The Reinhold Stock Incentive Plan provides that, except as provided below, in the event of a "Change in Control" (as defined in the Reinhold Stock Incentive Plan), the Committee, either at the time Employee Options or shares of Restricted Stock are granted, or, if so provided in the applicable Option Agreement or Restricted Stock grant, at any time thereafter, shall [have the authority to] accelerate in whole or in part the exercisability of Employee Options and/or the last day of the period of restriction upon a Change in Control. The Option Agreements and Restricted Stock grants approved by the Committee may contain provisions whereby, in the event of a Change in Control, the acceleration of the exercisability of Employee Options and/or the last day of the period of restriction may be automatic or may be subject to the discretion of the Committee or may depend upon whether the Change in Control shall be approved by a majority of the members of the Board or such other criteria as the Committee may specify. Nothing herein shall obligate the Committee to take any action upon a Change in Control.

                              INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors of Reinhold selected KPMG Peat Marwick LLP, independent auditors, to audit Reinhold's financial statements for the year ended December 31, 1999 and have been selected to serve as independent auditors for the year ending December 31, 2000. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to respond to appropriate questions from stockholders present.

                      PROPOSALS BY HOLDERS OF COMMON STOCK

         Any proposal which a stockholder of Reinhold desires to be considered for inclusion in the proxy statement relating to the 2001 Annual Meeting of Stockholders must be received by Reinhold at its executive offices no later than November 30, 2000. The offices of Reinhold are located at 12827 East Imperial Hwy, Santa Fe Springs, California, 90670.

                           EXPENSES AND OTHER MATTERS

         Reinhold will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Reinhold has requested brokers, nominees, fiduciaries and other custodians who hold shares of its Common Stock in their names to solicit proxies from their clients who own such shares, and Reinhold has agreed to reimburse them for their expenses in so doing.

         Management does not intend to present any further items of business to the meeting, and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may, in their discretion, determine.


                                /s/Brett R. Meinsen
                                BRETT R. MEINSEN

                                Secretary

March 27, 2000










PLEASE DATE, SIGN AND IMMEDIATELY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                                                                       EXHIBIT A


                            REINHOLD INDUSTRIES, INC.

                           12827 East Imperial Highway

                           Santa Fe Springs, CA 90670

                                      PROXY

This proxy is solicited on behalf of the Board of Directors for THE ANNUAL Meeting of SHAREHOLDERS.

The undersigned hereby appoints Brett R. Meinsen and Judy Sanson, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Class A Common Stock of Reinhold Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Corporation to be held at the offices of Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California on Wednesday, May 10, 2000 at 10:00 A.M., Pacific time, and at any adjournments thereof.

1. ELECTION OF THREE DIRECTORS to serve until the next annual meeting after their election:
   ___FOR nominees listed below (except as marked to the contrary). ___ WITHHOLD AUTHORITY to vote for nominees listed below.

            RALPH R. WHITNEY, JR.  ANDREW McNALLY, IV  MICHAEL T. FURRY

(INSTRUCTION: To withhold authority to vote any individual nominee, write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------
PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

(Continued and to be signed on reverse side)

                                (Continued side)

2. In their discretion, such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as instructed herein by the undersigned stockholder. If no contrary instructions are given, this Proxy will be voted FOR the proposals as set forth in the accompanying Proxy Statement.

                                                       -------------------------
                                                       Date

                                                       -------------------------
                                                       Name of Registered Holder

                                                       -------------------------
                                                       Signature

                                                       -------------------------
                                                       Signature

                                                              Joint       owners
                                                              should  each sign.
                                                              When   signing  as
                                                              executor,
                                                              administrator,
                                                              trustee         or
                                                              guardian,     give
                                                              your full Title as
                                                              such.